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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): May 30, 1996


                                  CompUSA Inc.
             (Exact name of registrant as specified in its charter)


                                    Delaware
                 (State or other jurisdiction of incorporation)

             1-11566                                     75-2261497
      (Commission File Number)          (I.R.S. Employer Identification No.).


                           14951 North Dallas Parkway
                               Dallas, Texas 75240
                    (Address of principal executive offices)


                    Registrant's telephone number, including
                            area code: (214) 982-4000


                                 Not Applicable
     (Former name or former address, if changed since last report.)





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Item 2. Acquisition or Disposition of Assets.

          (a) On May 30, 1996, pursuant to an Agreement and Plan of Merger, dated as of May 15, 1996 (the "Merger Agreement"), by and among CompUSA Inc. ("CompUSA"), a Delaware corporation, Snowstorm Merger Corp., a Delaware corporation and a wholly-owned subsidiary of CompUSA ("Sub"), and PCs Compleat, Inc., a Delaware corporation ("PCs Compleat"), Sub was merged with and into PCs Compleat (the "Merger"). The description of the Merger Agreement contained herein is qualified in its entirety by reference to the Merger Agreement, which is attached hereto as Exhibit 2.1 and is incorporated herein by reference. The Merger was approved by the unanimous written consent of the stockholders of PCs Compleat as of May 29, 1996. Pursuant to the Merger, each share of Common Stock, Series A Preferred Stock, Series B Preferred Stock and Series C Preferred Stock of PCs Compleat has been cancelled and converted into the right to receive 0.18923226893 shares (the "Exchange Ratio") of common stock, par value $0.01 per share ("CompUSA Common Stock"), of CompUSA. No fractional shares will be issued; CompUSA will make cash payments in lieu of fractional share interests. The 2,958,130 shares of CompUSA Common Stock to be issued pursuant to the terms of the Merger Agreement will be issued from CompUSA's authorized, but unissued, common stock. For accounting purposes, the Merger will be accounted for as a "pooling of interests".

         The Exchange Ratio was determined through negotiation of the parties to the Merger Agreement and was structured to reflect the valuation of PCs Compleat in relation to the market capitalization of CompUSA, based in significant part upon the trading history of CompUSA Common Stock during the several months prior to the signing of the Merger Agreement.

          (b) The assets of PCs Compleat consist primarily of cash, accounts receivable, inventory, personal property, plant and equipment. PCs Compleat utilizes its assets to engage in the direct resale of brand-name personal computer products. CompUSA intends to use the assets of PCs Compleat's business substantially as previously used.

         On May 30, 1996, CompUSA issued a press release relating to the Merger, a copy of which is attached hereto as Exhibit 99.1 and is incorporated herein by reference.




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Item 7. Financial Statements and Exhibits

          (a)     Financial statements of businesses being acquired; and
          (b)     Pro forma financial information:

                  As of the date hereof, it is impracticable for the registrant to provide the financial statements and information in response to Items 7(a) and (b). Such statements and information will be prepared and filed as soon as practicable but in no event later than 60 days from the date on which this report is filed.

          (c)     Exhibits:

                  2.1 Agreement and Plan of Merger, dated as of May 15, 1996, by and among CompUSA Inc., Snowstorm Merger Corp., and PCs Compleat, Inc.

                  99.1       Press Release issued by CompUSA Inc.,
                             dated May 30, 1996




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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  CompUSA Inc.


Dated: June 14, 1996              By:   /s/ James E. Skinner
                                        --------------------
                                           James E. Skinner
                                           Executive Vice President and
                                           Chief Financial Officer


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                                  EXHIBIT INDEX


Exhibit No.                      Description
- -----------                      -----------
2.1                              Agreement and Plan of Merger,
                                 dated as of May 15, 1996, by and among
                                 CompUSA Inc., Snowstorm Merger Corp., and
                                 PCs Compleat, Inc.

99.1                             Press Release issued by
                                 CompUSA Inc., dated May 30, 1996